` NYSE: TBN, ASX: TBN 4Q FY26 Result Presentation Mr. Todd Abbott – Chief Executive Officer September 25, 2026

The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include statements on Tamboran Resources Corporation's ("we", "us" or the "Company") opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. All statements, other than statements of historical fact included in this presentation regarding our strategy, present and future operations, financial position, estimated revenues and losses, projected costs, estimated reserves, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, words such as “may,” “assume,” “forecast,” “could,” “should,” “will,” “plan,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “budget”, "achieve," "progress," "target," "expand," "deliver“, "potential," "propose," "enter," "provide," "contribute," and similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events at the time such statement was made. These forward‐looking statements are not a guarantee of our performance, and you should not place undue reliance on such statements. Forward looking statements may include statements about, among other things: our business strategy and the successful implementation of our business strategy; our future reserves; our financial strategy, liquidity and capital required for our development programs; estimated natural gas prices; our dividend policy; the timing and amount of future production of natural gas; our drilling and production plans; competition and government regulation; our ability to obtain and retain permits and governmental approvals; legal, regulatory or environmental matters; marketing of natural gas; business or leasehold acquisitions and integration of acquired businesses; our ability to develop our properties; the availability and cost of developing appropriate infrastructure around and transportation to our properties; the availability and cost of drilling rigs, production equipment, supplies, personnel and oilfield services; costs of developing our properties and of conducting our operations; our ability to reach FID and execute and complete our planned pipeline or planned LNG export projects; our anticipated Scope 1, Scope 2 and Scope 3 emissions from our businesses and our plans to offset our Scope 1, Scope 2 and Scope 3 emissions from our business; our ESG strategy and initiatives, including those relating to the generation and marketing of environmental attributes or new products seeking to benefit from ESG related activities; general economic conditions, including cost inflation; credit markets and the ability to obtain future financing on commercially acceptable terms; our ability to expand our business, including through the recruitment and retention of skilled personnel; our dependence on our key management personnel; our future operating results; and our plans, objectives, expectations and intentions. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Tamboran is subject to known and unknown risks, many of which are beyond the ability of Tamboran to control or predict. These risks may include, for example, movements in oil and gas prices, risks associated with the development and operation of the acreage, exchange rate fluctuations, an inability to obtain funding on acceptable terms or at all, loss of key personnel, an inability to obtain appropriate licenses, permits and/or other approvals, inaccuracies in resource estimates, share market risks and changes in general economic conditions. Such risks may affect actual and future results of Tamboran and its securities. Maps and diagrams contained in this presentation are provided to assist with the identification and description of Tamboran’s interests. The maps and diagrams may not be drawn to scale. This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications or other published independent sources. Although we believe these third-party sources are reliable as of their respective dates, we have not independently verified the accuracy or completeness of this information. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, which could cause our results to differ materially from those expressed in these third-party publications. Numbers in this report have been rounded. As a result, some figures may differ insignificantly due to rounding and totals reported may differ insignificantly from arithmetic addition of the rounded numbers. All currency amounts are represented as USD unless otherwise stated (AUD/USD exchange rate of 0.70). This presentation does not purport to be all inclusive or to necessarily contain all the information that you may need or desire to perform your analysis. In all cases, you should conduct your own investigation and analysis of the data set forth in this presentation, and should rely solely on your own judgment, review and analysis in evaluating this presentation. This presentation contains trademarks, tradenames and servicemarks of other companies that are the property of their respective owners. We do not intend our use or display of other companies’ trademarks, tradenames and servicemarks to imply relationships with, or endorsement or sponsorship of us by, these other companies. This presentation was approved and authorised for release by Todd Abbott, the Chief Executive Officer of Tamboran Resources Corporation. Disclaimer 2

tamboran
RESOURCES

Key deliverables and upcoming catalysts

Successful on-time delivery of first gas to the Northern Territory

Key 12-month achievements

- ✓ FID of the Shenandoah South Pilot Project
- ✓ Completed acquisition of Falcon Oil & Gas
- ✓ Strengthened balance sheet raising ~US$300 million
- ✓ Secured infrastructure debt from consortium, partially backstopped by the NT Government
- ✓ Successfully drilled and stimulated SS2-3H, -4H and -5H; record IP20 rate from SS2-1H
- ✓ Completed construction activities of the SPCF project, on time and under budget
- ✓ Farmout of Pilot Area and Beetaloo Central Development Area (BCDA) with DWE/INPEX
- ✓ **Delivered first gas sales to the Northern Territory gas market**

12-month catalysts

- ☐ Complete commissioning activities of the SPCF (4Q 2026)
- ☐ Complete three well drilling program on the SS1 pad (4Q 2026)
- ☐ Stimulation of the three SS1 pad wells (4Q 2026)
- ☐ Progress strategic joint venture opportunities
- ☐ Drilling of Jibera South 1H and Newcastle South 1H with Santos in EP 161 (underway)
- ☐ Stimulation of EP 161 wells (mid-2027)
- ☐ Commence proposed four-well drilling program with DWE/INPEX in the BCDA (mid-2027)



Existing Pipeline to Darwin
Northern Pilot Area
(44.375%*)
Southern Pilot Area
(44.375%)
DW Carpentaria
(22.5%)
Kalala South 1
Shenandoah 1A
Orion Area
(78%*)
Pegasus Area
(100%*)
DW OTD
(22.5%)
EP 161
(25%)
Andromeda Area
(92%*)
Maverick 1
Maverick Area
(100%*)
DW Arnold
(22.5%)
Velkerri 76 S2-1
Carpentaria Hwy
McArthur River Gas Pipeline
Amadeus Gas Pipeline
BCDA
(10%)
Beetaloo W1
DW Plains
(12.5%)
Draco Area
(100%*)
EP 143
(100%*)
N
Existing Pipeline to East Coast
LEGEND
Tamboran Operated Acreage
Tamboran Non-Operated Acreage
Santos-Operated JV
Beetaloo Depocentre
Existing Gas Pipeline
Highway
Sturt Plateau Pipeline
Drilled Wells
2026 Wells
Proposed 2027 wells
0 10 20 30 40 50 100km

Denotes operator interest following the completion of the Checkerboard. Certain working interests, with the exception of EP 161 and EP 136, are subject to the completion of minority shareholder compulsory acquisition of Falcon Oil & Gas Australia Limited which follows the completion of the broader business combination transaction with Falcon Oil & Gas Ltd in May 2026. Working interests also include impact of (i) the Acreage Sale to Daly Waters Energy, LP, announced in May 2025 and subject to completion of certain conditions precedent, (ii) Acreage Realignment Agreement with Daly Waters Energy LP. announced in November 2025, and (iii) the farmout to Daly Waters Energy, LP. announced in March 2026.

Note: Timing of upcoming catalysts is indicative, and subject to change in the event of unforeseen events and key stakeholder and Joint Venture approvals. Refer to disclaimer on Slide 2. Well names have been changed to align with registered names with the Northern Territory Government departments. Tamboran's operated wells are planned to be defined by pad location and horizontal orientation.

3

Tamboran Resources Corporation (NYSE: TBN, ASX: TBN)

4Q FY26 highlights

1. **First gas volumes delivered to the Northern Territory gas market in September 2026, NTG gas nominations to increase with seasonal demand**

2. **Successfully completed largest stimulation campaign in the Beetaloo Basin (SS2-3H, -4H and -5H), achieving 178 stages across 30,000 lateral feet**

3. **Successful placement of 10 stages of in-basin Beetaloo Red Sand; provides near-term opportunity for reduction in completion costs**

4. **Construction of the SPCF delivered on time and ~US$9 million below forecast budget; commissioning activities expected to be completed during 4Q 2026**

5. **Completed drilling of initial two wells in three well program on the SS1 pad, reaching record lateral drilling speed. Commenced two well drilling campaign on Santos-operated EP 161 in Beetaloo East**

6. **Pro forma cash balance of ~US$240 million, including cash balance of US$225 million at June 30, 2026(1) and near-term inflows of US$15 million(2)**

(1) Reported cash balance of US$231 million less Daly Waters Infrastructure, LP 50% share of restricted cash.
(2) Near term cash inflows include US$15 million from acreage sale to DWE (announced May 2025).

4

Q&A

Investment highlights

Systematically de-risking one of the largest undeveloped non-associated gas projects in the world outside the Middle East and Russia

Tamboran's Investment Case

Proven team
Proven Board and Management with operational and commercialization experience to unlock large-scale shale developments

Basin-scale acreage position
Largest Beetaloo Basin acreage holder, owning majority of the basin's prospective area with 2.8 million net prospective acres and 3 – 4 stacked benches across two key depocenters

Partners accelerating lessons
Tamboran has brought in strategic partnerships (all equity holders) with Helmerich & Payne (NYSE: HP), Liberty Energy (NYSE: LBRT) and Baker Hughes to accelerate incorporation of lessons from the US shale industry

Most experienced operator
Tamboran's operations team has been involved in the Beetaloo Basin for over a decade, operating eight horizontal wells across the basin, the most by any operator

New production company
Transition to producer with first gas sales achieved in September 2026; 40 TJ/d (gross) from Pilot Project contracted to the Northern Territory Government at fixed price, CPI escalated

Multiple gas markets
Three highly attractive markets trading at premiums to the US Henry Hub price and potential future exposure to international LNG

Tamboran's ~2.8 million prospective acres (net)



N
Existing Pipeline to Darwin
Beetaloo depocenter
Amadeus Gas Pipeline
Northern Pilot Area (44.375%*)
Southern Pilot Area (44.375%)
DW Carpentaria (22.5%)
Pegasus Area (100%*)
DW OTD (22.5%)
Andromeda Area (92%*)
EP 161 (25%)
Orion Area (78%*)
DW Arnold (22.5%)
Maverick Area (100%*)
BCDA (10%)
DW Plains (12.5%)
Draco Area (100%*)
EP 143 (100%*)
Existing Pipeline to East Coast
Carpentaria Hwy
McArthur River Gas Pipeline
DEPTH TO TOP OF MIDDLE VELKERRI
ft: 0, 800, 1,600, 2,500, 4,100, 5,750, 8,200, 11,500
metres: 0, 250, 500, 750, 1,250, 1,750, 2,500, 3,500
LEGEND
Existing gas pipeline
Beetaloo depocentre
Highway
Sturt Plateau Pipeline
Drilled wells
2026 wells
Proposed 2027 wells
Km 0 12.5 25
Mi 0 7.5 15

Denotes operator interest following the completion of the Checkerboard. Certain working interests, with the exception of EP 161 and EP 136, are subject to the completion of minority shareholder compulsory acquisition of Falcon Oil & Gas Australia Limited which follows the completion of the broader business combination transaction with Falcon Oil & Gas Ltd in May 2026. Working interests also include impact of (i) the Acreage Sale to Daly Waters Energy, LP, announced in May 2025 and subject to completion of certain conditions precedent, (ii) Acreage Realignment Agreement with Daly Waters Energy LP. announced in November 2025, and (iii) the farmout to Daly Waters Energy, LP. announced in March 2026.

6

tamboran RESOURCES

Capital structure

Strong balance sheet with US$240 million in cash and near-term inflows supporting joint venture partnership discussions

Tamboran Resources Corporation (as at close September 24, 2026)			
Stock code:	**NYSE: TBN (USD)**	**ASX: TBN (AUD)**	**Combined Equivalent (USD)**
Shares on issue (m)(1):	28.3	1,336.0	35.0
Share price ($ per share):	36.25	0.260	36.28
Market capitalization ($ million):	**1,025**	**347**	**1,268**
Cash ($ million)(2):			240
Debt ($ million)(3)			(30)
Enterprise value ($ million):			**1,058**
Implied acreage value ($ per acre):			*377*



US Peer Market Capitalization
(US$ billion)(4)
32.5
20.5
11.1
9.2
4.9
4.1
2.9
1.3
1
2
3
4
5
6
7
tamboran



Tamboran is the fourth largest listed-Australian E&P (A$ million)(5)
60,094
27,768
1,928
1,812
1,232
541
435
414
407
390
188
WDS
STO
BPT
tamboran
KAR
AEL
OMA
STX
BTL
HZN
CVN

(1) Shares on issue as at August 31, 2026. Combination of Common Stock on the NYSE and CHESS Depositary Interests (CDIs) on the ASX (1 Common Stock = 200 CDIs).
(2) Cash balance of US$225 million at June 30, 2026. Pro forma cash balance of US$240 million, which includes the cash balance, US$15 million receivable from Daly Waters Energy LP (DWE) for the Acreage Sale (May 14, 2025). The closing of the Acreage Sale is subject to certain conditions precedent including, and not limited to, DWE obtaining approval from the Formentera Australia Fund, LP's Limited Partner Advisory Committee.
(3) Drawn debt of US$30 million relating to the construction of the SPCF at June 30, 2026.
(4) All peer data based on Bloomberg (as at September 24, 2026). Includes peer Marcellus Shale companies Antero Resources, Comstock Resources, CNX, Expand, EQT, Gulfport Energy and Range Resources.
(5) Based on CommSec data (September 24, 2026).

7

First gas delivered to the NT gas market Commenced sales in September 2026 | Facility expected to ramp up in line with NTG nominations 8 - 10 20 30 40 50 60 5 Sep'26 12 Sep'26 19 Sep'26 V o lu m e ( T J /d ) SPCF Production(1) Contracted volume to NT Government (40 TJ/d) Note: Gas conversion for Beetaloo Basin gas at 1 TJ = 1.03 MMcf. (1) Source: Australian Energy Market Operator (AEMO) Gas Bulletin Board – Sturt Plateau Compression Facility Gas Production. SPCF capacity (50 TJ/d) − First gas delivered to the NT gas market in early September 2026 − Prioritizing two wells on the SS2 pad to gather long-term production and well performance data − Three wells on SS1 pad planned to be tied-in late 2026 − Tamboran and DWE receiving 75% of gas price during commissioning period due to interruptible gas supply − On commencement of supply period, take-or-pay provisions will apply to the 40 TJ/d contract quantity Sturt Plateau Compression Facility (September 2026) The Honourable Lia Finocchiaro MLA, Chief Minister of the Northern Territory, and the Honourable Madeleine King MP, Minister for Resources

Beetaloo West – Record stimulation campaign Material improvements to operational efficiency | First testing of locally sourced sand supports future cost reduction 9 − Largest stimulation program in the Beetaloo Basin − Zipper frac campaign delivered step change in operational efficiency − Successful deployment of locally sourced Beetaloo Red Sand (BRS) across 10 stages at various locations within SS2-5H − >2 million pounds delivered for 10 stages − No impact to pump pressures or fracture initiation observed in 10 stages − Tracers providing early indication that all stages are producing in line with offset wells from the campaign − Planning to further test the BRS during the 4Q 2026 campaign on at least one well on the SS1 pad − Non-binding MOU with Liberty Energy setting out the intent to extend the hydraulic fracture stimulation and wireline services agreement 178 stages Over 30,000-ft horizontal 12 stages in a day Record for Beetaloo Basin 10 stages achieved with local sand Tamboran’s Beetaloo Basin wash site, including processing of Beetaloo Red Sand.

Beetaloo West – Sturt Plateau Compression Facility

Construction activities complete | Capital expenditure to be below forecast budget

~40 TJ/d	~US$9 million	~US$2.5 million
Contracted volume	*Below forecast budget*	*Indicative monthly tariff*

- Forecast capital expenditure tracking US$90 million (A$129 million)
- ~US$9 million below P50 cost forecast
- Drawn infrastructure debt of US$60 million (gross to JV) at June 30, 2026, US$62 million remaining undrawn
- Financing facility guaranteed by the NTG for Tamboran's 50% share of the debt facility (up to A$75 million)
- Commissioning activities to focus on tuning control systems and refining equipment settings, which are expected to be completed in 4Q 2026
- Wells planned to be opened up to demonstrate long term performance and confirm EURs
- GSA, GPA and GTA contracts all have reduced price and tariff structure during commissioning period to cater for uncertainty



10

Beetaloo West – Tamboran’s Beetaloo Basin operations Continuing to incorporate lessons to achieve target of under 25 days (spud to TD) per well 11 - 5,000 10,000 15,000 20,000 25,000 - 5 10 15 20 25 30 35 40 45 M e a s u re d D ri ll n g D e p th ( fe e t) Tamboran-operated Beetaloo Basin wells drilled with the H&P Rig SS-1H (2023) SS2-2H (2024) SS2-4H (2024) SS2-5H (2025) SS2-3H (2025) SS2-1H (2025) SS1-6H (2026) SS1-4H (2026) SS1-2H (2026) Target <25 days Note: Change in name convention (refer to slide 16). − Completed initial two wells of the three well 2026 program on SS1 pad − Continuing to incorporate lessons from successful 2025 program into 2026 operations − Program increased to three wells to drive efficiencies and share costs across multi-well program − Improved bit design and anti-vibration tools resulted in record speed through the Moroak Formation − Improvement in mud system cooling allowing for record speed through the lateral section − Working with contractors to improve efficiencies and reduce downtime Moroak Formation Lateral Section

Beetaloo East – Unlocking value in the east Commenced two well appraisal program to delineate gas maturation across the eastern depocenter 12 Shenandoah South 2 well pad in the Northern Pilot Area, Beetaloo Basin Potential Velkerri C Shale Landing Zone Velkerri B Shale Primary Landing Zone Potential Velkerri A Shale Landing Zone Velkerri Lower B Shale Primary Landing Zone ~500,000 acres within the depocenter at depth of >8,200 feet Four benches of high-quality shale intersected ~1,500 well locations in Velkerri B shale with >5,700 total well inventory across four benches(1) Two wells tested at Tanumbirini in 2021 over >200 days demonstrated Marcellus-type well EURs B shale (B2) Primary Landing Zone C shale (C1) Additional Upside Landing Zone L. B shale (B3) Additional Upside Landing Zone 61m Net Pay 64m Net Pay 33m Net Pay 58m Net Pay A shale (A1) Potential Upside Landing Zone Tanumbirini 1 (2016)Maverick 1 (2022) 58m Net Pay 71m Net Pay 20m Net Pay 44m Net Pay B shale (B2) Primary Landing Zone C shale (C1) Additional Upside Landing Zone L. B shale (B3) Additional Upside Landing Zone A shale (A1) Potential Upside Landing Zone Tanumbirini Andromeda Block Maverick 1 Beetaloo East (1) Potential gross drilling locations based on 10,000-foot horizontal wells, with well spacing of ~500 meters. Rig 971 at Jibera South

Strengthened balance sheet following recent capital raise

Total cash and expected near-term inflows of ~US$240 million at June 30, 2026

- Cash and expected near-term cash inflows of ~US$240 million at June 30, 2026(1)
- Drawn debt of US$30 million (net to Tamboran) to fund construction of the SPCF, with undrawn debt of US$31 million
- In April 2026, completed Public Offer raising US$186 million (net of fees)
- Expect under US GAAP that some revenue and costs related to the Pilot Project will be capitalized to the Balance Sheet during commissioning, rather than flowing through the Income Statement



4Q FY26 Change in Cash Balance
US$ million
95
(8)
(47)(2)
186
7(3)
(8)(4)
225
15
240
Cash Balance (Mar 31, 2026)
Cash Flow from Operations
Cash Flow from Investing
Issue of Common Stock
Proceeds from Debt
Other
Cash Balance (Jun 30, 2026)
Acreage Sale to DWE
Pro Forma Cash Balance

(1) Cash balance at June 30, 2026 includes restricted cash of US$6.0 million net to Tamboran (US$12.0 million gross) to be used for future interest payments and commitment fees relating to the SPCF syndicated debt facility.
(2) Cash flow from investing includes cash associated with drilling activity and infrastructure; Cash flow from investing adjusted for receivables relating to cash calls due from JV partners and DWI's share of restricted cash.
(3) TBN share of debt proceeds drawn.
(4) Includes lease payments and FX adjustments.

13

Appendix

Dominant Beetaloo Basin acreage position

Tamboran's 2.8 million net prospective acreage position is the largest of peers and the only operator to cover two depocenters



Existing Pipeline to Darwin
Beetaloo depocenter
Northern Pilot Area (44.375%*)
Southern Pilot Area (44.375%)
DW Carpentaria (22.5%)
Amungee NW 1H, 2H & 3H
DW OTD (22.5%)
EP 161 (25%)
Kalala South 1
Andromeda Area (92%*)
Pegasus Area (100%*)
Shenandoah 1A
Orion Area (78%*)
Maverick 1
Maverick Area (100%*)
Carpentaria Hwy
McArthur River Gas Pipeline
DW Arnold (22.5%)
Velkerri 76 S2-1
Amadeus Gas Pipeline
BCDA (10%)
Beetaloo W1
DW Plains (12.5%)
Draco Area (100%*)
EP 143 (100%*)
Existing Pipeline to East Coast
N
LEGEND
Tamboran Operated Acreage
Tamboran Non-Operated Acreage
Santos-Operated JV
Beetaloo Depocentre
Existing Gas Pipeline
Highway
Sturt Plateau Pipeline
Drilled Wells
2026 Wells
Proposed 2027 wells
0 10 20 30 40 50 100km

Permits(1) *(* Denotes Operator)*	Gross Prospective Acres	Interest	Net Prospective Acres
Northern Pilot Area	20,239	44.38%*	8,982
Southern Pilot Area	20,230	44.38%*	8,978
Orion Block	493,229	78.00%*	384,719
Beetaloo Central Development Area (BCDA)	316,131	10.00%	31,613
Andromeda Block	218,176	92.00%*	200,722
Pegasus Block	536,669	100.00%*	536,669
Draco Block	914,839	100.00%*	914,839
DW OTD Area	813,460	22.50%	183,029
DW Plains Area	281,633	12.50%	35,204
DW Arnold Area	525,740	22.50%	118,292
DW Carpentaria Area	202,931	22.50%	45,659
EP 161	512,000	25.00%	128,000
Maverick Block (EP 136)	207,000	100.00%*	207,000
Total	**5,062,277**		**2,803,705**

(1) Denotes operator interest following the completion of the Checkerboard. Certain working interests, with the exception of EP 161 and EP 136, are subject to the completion of minority shareholder compulsory acquisition of Falcon Oil & Gas Australia Limited which follows the completion of the broader business combination transaction with Falcon Oil & Gas Ltd in May 2026. Working interests also include impact of (i) the Acreage Sale to Daly Waters Energy, LP, announced in May 2025 and subject to completion of certain conditions precedent, (ii) Acreage Realignment Agreement with Daly Waters Energy LP. announced in November 2025, and (iii) the farmout to Daly Waters Energy, LP. announced in March 2026.

15

Changes to well naming convention Wells will be defined by pad location and orientation 16 New Name Previous Name Status SS-1H SS-1H 90-day flow test over 500 metres SS1-2H SS-9H Currently drilling SS1-4H SS-8H Drilled and awaiting completion SS1-6H SS-7H Drilled and awaiting completion SS2-1H SS-6H 20-day flow test, tied into SPCF SS2-2H ST1 SS-2H ST1 90-day flow test, tied into SPCF SS2-3H SS-5H Drilled and completed, tied into SPCF SS2-4H SS-3H Drilled and completed, tied into SPCF SS2-5H SS-4H Drilled and completed with BRS, tied into SPCF SSX-2H SSX Pad SSX-4H SSX-6H SSX-1H SSX-3H SSX-5H

Glossary AEMO Australian Energy Market Operator AGP Amadeus Gas Pipeline APA APA Group (ASX: APA) BCDA Beetaloo Central Development Area (TBN 10% interest) Bcf Billion Cubic Feet BJV Beetaloo Joint Venture (TBN and DWE) Bpm Barrels per minute BRS Beetaloo Red Sand (locally sourced proppant) CDI CHESS Depositary Interest (200 CDIs = 1 NYSE Common Stock) DWE Daly Waters Energy, LP (Daly Waters Energy, LP are 100% owned by Formentera Australia Fund, LP, which is managed by Formentera Partners, LP, a private equity firm of which Bryan Sheffield serves as managing partner) EP Exploration Permit EUR Estimated Ultimate Recovery FEED Front End Engineering Design FID Final Investment Decision ft Feet GPA Gas Processing Agreement GSA Gas Sales Agreement GTA Gas Transportation Agreement H&P Helmerich & Payne 17 IP20 Average production rate over the first 20 days of production IP90 Average production rate over the first 90 days of production JV Joint Venture LNG Liquefied Natural Gas MTPA Million tonnes per annum MMcf/d Million cubic feet per day MOU Memorandum of Understanding NT Northern Territory NTG Northern Territory Government NTH Native Title Holders P50 Median (50% probability) estimate PJ Petajoule PL Production Licence SS Shenandoah South SPCF Sturt Plateau Compression Facility SPP Sturt Plateau Pipeline TBN Tamboran Resources Corporation TD Total Depth TJ/d Terajoule per day